Earnings per share (Tables)	12 Months Ended
Dec. 31, 2024
Text block 1 [Abstract]
Summary of Basic Earnings Per Share

	2024	2023	2022

Net result attributable to owners of Aegon Ltd.	688	(179)	(570)

Coupons on perpetual securities	(77)	(48)	(36)

Net result attributable to owners for basic earnings per share calculation	611	(227)	(606)

Net result attributable to common shareholders	608	(225)	(602)

Net result attributable to common shareholders B	4	(1)	(4)

Weighted average number of common shares outstanding (in million)	1,630	1,879	2,010

Weighted average number of common shares B outstanding (in million)	380	490	536

Basic earnings per common share (EUR per share)	0.37	(0.12)	(0.30)

Basic earnings per common share B (EUR per share)	0.01	-	(0.01)